U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): February 27, 2006




                             Internet Infinity, Inc.
             (Exact name of registrant as specified in its charter)




    Nevada                           0-27633                        95-4679342
    ------                           -------                        ----------
   (state of                 (Commission File Number)              (IRS Employer
incorporation)                                                      I.D. Number)
                                413 Avenue G, #1
                             Redondo Beach, CA 90277
                                  800-533-4810
              ----------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
------------------------

         On February 27, 2006 the registrant, Internet Infinity, Inc., a Nevada corporation, filed its Certificate of Amendment to Articles of Incorporation. This amendment (1) increased the authorized capital of the corporation to 120,000,000 shares of which 20,000,000 shares of the par value of $0.001 per share are designated Preferred Sock and of which 100,000,000 shares of the par value of $0..001 per share are designated Common Stock; and (2) authorized the board to prescribe series of preferred stock.

Item 9.01  Financial Statements and Exhibits.
---------------------------------------------

(a)      Financial Statements:

         None

(b)      Exhibits:

         The following exhibits are filed as part of this Form 8-K:

                Exhibit                        Description
                -------                        -----------

                  3.4 Certificate of Amendment to Articles of Incorporation of Internet Infinity, Inc., a Nevada corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 28, 2006                  Internet Infinity, Inc.



                                          By /s/ Roger Casas
                                            ------------------------------------
                                            Roger Casas, Chief Executive Officer

                             INTERNET INFINITY, INC.

                           COMMISSION FILE NO. 0-27633


                                INDEX TO EXHIBITS

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): February 27, 2006


The following exhibits are filed as part of this Form 8-K:

Exhibit                                  Description
-------                                  -----------

3.4 Certificate of Amendment to Articles of Incorporation of Internet Infinity, Inc., a Nevada corporation.